UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2024
PAR Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.02 par value	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.
Concurrent with the entry into a consulting agreement, dated as of January 2, 2024 (the “Consulting Agreement”), pursuant to which PAR Act III, LLC (“PAR Act III”) has agreed to provide PAR Technology Corporation (the “Company”) and/or its affiliates with strategic consulting, M&A technology due diligence, and other professional and expert services requested from time to time by the Company’s Chief Executive Officer, the Company entered into an amendment (the “Amendment”) to the Common Stock Purchase Warrant of the Company, dated April 8, 2021 (the “Warrant”). Under the Amendment, the Company agreed to extend the termination date of the Warrant by two years to April 8, 2028, if as of 5:00 p.m. (eastern time) on April 8, 2026, the Consulting Agreement remains in effect and has not been terminated sooner in accordance with its terms. The Amendment also makes a corresponding amendment to the definition of “Warrant” under the Registration Rights Agreement dated April 8, 2021 between the Company and PAR Act III. To the extent the extension of the termination date of the Warrant under the Amendment is deemed to be an issuance of new securities, such issuance was made pursuant to an exemption from the registration requirements under Section 3(a)(9) of the Securities Act. The Warrant is currently exercisable for up to 503,975 shares of the Company’s common stock. Shares issued upon exercise of the Warrant may be issued pursuant to the exemption from the registration requirements under Section 3(a)(9) or 4(a)(2) of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Exhibit Description
99.1	Consulting Agreement, effective as of January 2, 2024
99.2	Amendment No. 1 to Common Stock Purchase Warrant and Registration Rights Agreement, dated January 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date:	January 4, 2024	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial Officer
(Principal Financial Officer)